UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

July 13, 2004
Date of Report (Date of earliest event reported)

VIAD CORP

(Exact name of registrant as specified in its charter)

DELAWARE	001-11015	36-1169950
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1850 N. Central Ave., Phoenix, Arizona		85004
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (602) 207-4000

Item 5. OTHER EVENTS
Item 7. FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURES
Exhibit 99.1

Item 5. OTHER EVENTS

On July 13, 2004, Viad Corp issued a press release announcing the appointment of Wayne G. Allcott and Robert E. Munzenrider to the company’s Board of Directors. The press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 7. FINANCIAL STATEMENTS AND EXHIBITS

     (a) Not applicable.

     (b) Not applicable.

     (c) Exhibits

          99.1 – Press Release dated July 13, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VIAD CORP
(Registrant)

July 14, 2004	By	/s/ G. Michael Latta

G. Michael Latta
Vice President — Controller
(Chief Accounting Officer and Authorized Officer)